UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2020
_______________________
Allogene Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38693	82-3562771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 East Grand Avenue, South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 457-2700
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALLO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) is being filed pursuant to Item 5.07(d) of Form 8-K to amend the Current Report on Form 8-K filed by Allogene Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission on June 11, 2020 (the “Original 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2020 Annual Meeting of Stockholders held on June 5, 2020 (the “Annual Meeting”). This Amendment No. 1 updates the Original 8-K to disclose the Company’s decision as to how frequently the Company will include a stockholder vote on the compensation of its executive officers in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of its executive officers. No other changes have been made to the Original 8-K.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 5.07 of the Original 8-K, as amended hereby, is set forth below.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 5, 2020, Allogene Therapeutics, Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the "Annual Meeting"). As of April 21, 2020, the record date for the Annual Meeting, 125,310,920 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s stockholders elected the three persons listed below as Class II Directors, each to serve until the Company’s 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Deborah Messemer	92,482,906	4,305,268	6,721,735
Todd Sisitsky	92,498,417	4,289,757	6,721,735
Owen Witte, M.D.	92,137,788	4,650,386	6,721,735

Proposal 2. Approval, on an Advisory Basis, on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

The Company’s stockholders approved, on an advisory basis, the frequency of every one year as the frequency preferred by stockholders for the solicitation of advisory stockholder approval of the compensation paid to the Company's named executive officers. The final voting results are as follows:

Votes For 1 Year	Votes For 2 Years	Votes for 3 Years	Abstentions
95,406,161	16,363	12,148	1,353,502

In light of this result, the Company determined to hold future advisory votes on executive compensation every year until the next required advisory vote on the frequency of such stockholder votes.

Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,463,830	41,328	4,751	—

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibit Number	Description
104	The cover page of this report has been formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.
David Chang, M.D., Ph.D.
President, Chief Executive Officer
Dated: October 26, 2020